MEMORIAL FUNDS

                              GOVERNMENT BOND FUND

                              INSTITUTIONAL SHARES

                     Supplement Dated September 18, 2000 to

                          Prospectus Dated May 1, 2000

The Government Bond Fund (the "Fund"), as provided on pages 2 and 5 of the Prospectus, invests under normal circumstances at least 90 percent of its total assets in a portfolio of fixed and variable rate U.S. Government Securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities.

Effective September 18, 2000, the Fund's sub-adviser will manage the Fund's portfolio so that under normal circumstances 100 percent of the Fund's total assets will be invested in fixed and variable rate U.S. Government Securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities.

On October 2, 2000, the Board of Trustees of Memorial Funds will meet and is expected to approve a change to the Fund's investment policies that will require that 100% of the Fund's total assets be invested in U.S. Government Securities.